UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 24, 2007

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 Results of Operations and Financial Condition.

The registrant announced on July 24, 2007, its results of operations for the second quarter of 2007. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

To assist investors, pro forma revenues reflecting current customer and segment classifications may be found at www.att.com. These classifications will continue to be adjusted to reflect current management of customer relationships.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(c)	Exhibits

99.1	Press release dated July 24, 2007 reporting financial results for the second quarter ended June 30, 2007.

99.2	AT&T Inc. selected financial statements and operating data.

99.3	Discussion of OIBDA.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: July 24, 2007	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller